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EIP MICROWAVE, INC.                                             1996 FORM 10-KSB

                                                                      EXHIBIT 21


                         SUBSIDIARIES OF THE COMPANY




     Name and                         State of                     Percent Owned
     Description                      Incorporation                 By Company
     -----------                      -------------                -------------
1.   EIP International, Inc.,         Territory of the
     a foreign sales corporation      Virgin Islands                    100%


















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